Exhibit 99.2

SPECIAL MEETING OF SHAREHOLDERS OF PIONEER BANCSHARES, INC. [ ], 2021 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030003000000001000 7 000021 1. To adopt and approve the Agreement and Plan of Merger, dated as of May 11, 2021, as amended, by and between FirstSun Capital Bancorp (“FirstSun”), Pioneer Bancshares, Inc. (“Pioneer”) and FSCB Merger Subsidiary, Inc. (“Merger Sub”), under which Merger Sub will merge with and into Pioneer and then with and into FirstSun, with FirstSun as the surviving corporation in the mergers. 2. To adjourn the Pioneer special meeting, if necessary or appropriate to permit further solicitation of proxies in favor of the merger proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

PIONEER BANCSHARES, INC. Proxy for Special Meeting of Shareholders on [ ], 2021 Solicited on Behalf of the Board of Directors The undersigned hereby appoints [ ], [ ] and [ ], and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of Pioneer Bancshares, Inc., to be held [ ], 2021 at [ ], Austin, Texas, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side)

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030003000000001000 7 000021 COMPANY NUMBER ACCOUNT NUMBER MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. SPECIAL MEETING OF SHAREHOLDERS OF PIONEER BANCSHARES, INC. [ ], 2021 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} 1. To adopt and approve the Agreement and Plan of Merger, dated as of May 11, 2021, as amended, by and between FirstSun Capital Bancorp (“FirstSun”), Pioneer Bancshares, Inc. (“Pioneer”) and FSCB Merger Subsidiary, Inc. (“Merger Sub”), under which Merger Sub will merge with and into Pioneer and then with and into FirstSun, with FirstSun as the surviving corporation in the mergers. 2. To adjourn the Pioneer special meeting, if necessary or appropriate to permit further solicitation of proxies in favor of the merger proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN